Associated Banc-Corp Investor Presentation Third Quarter 2011 Exhibit 99.1

Forward-Looking Statements
1
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”,
“estimate”, “should”, “will”, “intend”, or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the company’s most recent
Form10-K and any subsequent Form 10-Q.
Important Note Regarding Forward-Looking Statements:

Leading Midwest Banking Franchise
•
$22 billion in assets
•
Approximately 270 banking offices
•
Top 50 U.S. bank holding company
•
Largest bank headquartered in Wisconsin
•
#1 mortgage originator
1
and #1 SBA lender in Wisconsin
2
•
Known for its strong relationships with the communities it
serves, with roots that trace back to the First National Bank of
Neenah, founded in 1861
•
Strong capital ratios
•
Tier 1 Common: 12.44%
•
Total Capital Ratio: 15.81%
2
*FDIC market share data 6/30/11
WI
St. Louis
Chicago
Neenah
Rockford
No. 1
Top 4
Top 8
La Crosse
Hudson
Manitowoc
Madison
Minneapolis
Green Bay
Wausau
Stevens Point
Peoria
Milwaukee
1 Based on 2010 number of funded mortgage loans per HMDA data
2 Based on 2011 FY number of funded SBA loans
$3.0B
53
#18 Illinois
#6 Minnesota
#3 Wisconsin
$1.3B
$9.8B
23
194
Deposits* Offices* Market Share*
Appleton
MN
IL

Attractive Midwest Markets
3

Source: Gross State Product: 2010 GDP by state from the Bureau of Economic Analysis;
2
Source: U.S. Bureau
of Labor Statistics, Sept. 2011;
3
Source: State of Wisconsin Department of Workforce Development; 4 Source:
FRB Chicago; 5 Source: Wisconsin Department of Revenue Economic Outlook, Fall 2011;
6
Source: Fitch Ratings
Wisconsin
•
Population: 5.6 million
•
GSP
1
: $248 billion
•
Unemployment
2
: 7.8%
Minnesota
•
Population: 5.3 million
•
GSP
1
: $270 billion
•
Unemployment
2
: 6.9%
Illinois
•
Population: 12.8 million
•
GSP
1
: $652 billion
•
Unemployment
2
: 10.0%
U.S (National)
•
Unemployment
2
: 9.1%
Employment
• Wisconsin and Minnesota posted job gains in September and continue to show above average employment levels
• Gains in Wisconsin are wide-spread, with 67 of 72 counties showing an improvement in unemployment levels
Output
4
Outlook
5
• Chicago Fed’s Midwest Manufacturing Index continues to strengthen
• Midwest Manufacturing is up 7.2% year-over-year (vs. 4.3% nationally)
• Midwest Machinery output is up 15.5% year-over year
• Wisconsin expects to add 136,000 jobs by 2014
• Wisconsin unemployment rate is expected to fall through 2014
• Wisconsin building permits likely bottomed in mid-2011 and is expected to grow strongly in 2012, 2013, and 2014
• Minnesota is expected to have continuing job growth on a year-over-year basis and better than 5% sales growth year-over-year in 2012
6

ASBC Vision Statement
Associated Banc-Corp will be the most admired Midwestern financial services company, distinguished by sound, value-added financial solutions with personal service for our customers, built upon a strong commitment to our colleagues and the communities we serve, resulting in exceptional value for our shareholders.

Execution of Strategic Plan Well Under Way

Management Team
Has Driven Results
• Aggressively reduced legacy problem credits
• Realigned credit policies for profitable future originations
• Improved core profitability by restructuring existing business portfolio
• The OCC Memorandum of Understanding has been terminated
Well Positioned for
Growth in the
Midwest Market
Improved Credit
Quality Trends
Strong Capital and
Liquidity Position
• Upper Midwest has outpaced the broader economy
• Disruptions in major metro markets create opportunities for further market share gains
• Proven ability to grow loans in challenging economic environment
• Nonperforming assets at the lowest level since 2008
• Do not expect bulk loan sales going forward
• Loan loss reserves now cover nearly 100% of nonaccrual loans
• Credit ratings outlook is stable from all major agencies (A3/BBB)
• ASBC capital ratios compare favorably to peers and far exceed well-capitalized regulatory benchmarks
• Capital and liquidity exceed Basel III guidelines
TARP Repayment
• Completed the repurchase of remaining TARP funds through senior note and preferred stock offerings

•
Oliver Buechse, Chief Strategy Officer
•
John Utz, Head of Specialized Industries
•
Donna Smith, Head of Regional Commercial Banking
•
Christopher Del Moral-Niles, Deputy Chief Financial Officer
•
Breck Hanson, Head of Commercial Real Estate
•
Arthur Heise, Chief Risk Officer
•
Patrick Derpinghaus, General Auditor
•
Scott Stiverson, Director of Credit Risk Management
•
Eldon Passey, Head of Treasury Management Services
•
Liza Warner, Chief Compliance Officer
•
Tim Watson, Treasurer
Management Team – Driving Results
6
Improved Core Profitability
Addressed OCC M.O.U. &
Repaid TARP
Reduced Problem Credits
Key Recent Hires (2010 – Present)

Growing Commercial Relationships
•
Focus on commercial growth in key markets
– Net production and line draws of $198 million for 3Q11
•
Portfolio of specialty niches with dedicated resources
– Mortgage warehouse growth of $70 million in 3Q11
– Oil & Gas segment growth of $30 million in 3Q11
•
Regional and owner-occupied CRE growth of $39 million in 3Q11
•
Investing in Treasury Management capabilities and talent
7
Commercial &
Business Lending
Commercial Real
Estate Lending
•
Clarified organizational responsibility with expanded expertise in key markets
•
Proactive monitoring of portfolio composition and trends
•
Portfolio grew by $108 million to $3.0 billion in 3Q11
•
Selective geographic expansion
– Opened offices in Indianapolis and Cincinnati in 1Q11
– Closed first CRE loans in IN and OH in 2Q11
– Added commercial bankers to the Indianapolis office in 3Q11 to provide full relationship banking
Note:
CB&L includes C&I, Leasing, and Owner-occupied CRE
CREL includes Investor CRE and Construction

Growing Household Relationships
•
Focusing on core Wealth disciplines and business development activities
•
Leveraging Private Banking as center of client relationship
•
Build out of specialized segments
•
Deepening the bench strength with the addition of new talent
•
Product and service enhancements to drive results in affluent client base
8
Wealth
Retail Banking
•
Strengthening the basics
– Strengthening our focus on our premier banking customers
– Enhancing our branch footprint
– Expanding the scope and reach of our market-leading mortgage franchise
•
Building distinctiveness in core business units: Consumer Banking, Residential Lending,
Business Banking, Retail Payments, Retail Brokerage
•
Focusing on changing environment in payment systems

Differentiating Associated in Retail Banking

•
We are differentiating ourselves with our retail bank through investments in our Premier Banking program and leveraging our relationship with the Green Bay Packers & Aaron Rodgers
Packers Banking
Further promoting strong affinity (balances,
cross-sell, retention all over-index)
Introduced partnership with Aaron Rodgers
Premier Banking
Top 7% of Retail Households
At least 1 specially-trained, designated
Premier Banker in each branch
Dedicated concierge number
Immediate funds availability on deposits
New debit and credit cards
Many other benefits, including identity
theft protection

Our New In-Store Branch Look

•
We are differentiating ourselves through investments in our Footprint project.  Pictured below is our new in-store location in Oak Creek, WI, our first in-store in the Milwaukee area

Third Quarter Highlights

Net Income and ROAA
Quarterly Results Reflect Positive Trends
•
Net income to common shareholders of $34 million or $0.20 per share
•
Pre-tax income improved 33%, or $15 million, and net income to common shareholders improved 33%, or $8 million, from the prior quarter
$14
$14
$23
$34
$41
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
$0
$10
$20
$30
$40
$50
3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011
Net Income ROAA

Third Quarter Highlights
•
Total loans of $13.5 billion were up 3% from the end of the second quarter
– Commercial and business lending (C&I, leasing, and owner-occupied CRE loans) grew by a net $198 million on a linked-quarter basis
– Commercial real estate lending (Investor CRE and construction loans) increased by a net
$108 million from the prior quarter
– Retail loans and residential mortgages grew by a net $108 million during the third quarter
•
Continued improvement in key credit metrics
– Nonaccrual loans declined 14% from the prior quarter and 45% on a year-over-year basis to $403 million, the lowest level in seven quarters
– Provision for loan losses of $4 million was down significantly from the prior quarter
– Net charge-offs of $30 million were down 32% from $45 million for the second quarter
•
Capital ratios remain very strong with a Tier 1 common ratio of 12.44% and total capital ratio of 15.81%

Quarterly Results Reflect Positive Trends

Positioned for Growth in Key Loan Categories

Total Loans of $13.5 billion at September 30, 2011
Loan Mix – 4Q 2008 vs 3Q 2011
Total Loans ($ in billions)
+3% QoQ
4Q 2008
3Q 2011
Peak Loans (4Q 2008) $16.3 billion
$12.4
$12.6
$12.7
$13.1
$13.5
$10.5
$12.0
$13.5
$15.0
$16.5
3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011
CRE Investor
14%
Construction
14%
Commercial &
Business
Lending
35%
Res Mtg
14%
Home Equity
18%
Consumer
5%
CRE Investor
19%
Construction
4%
Commercial &
Business
Lending
33%
Res Mtg
21%
Home Equity
19%
Consumer
4%

Significant Improvements in Credit Quality Indicators

($ in millions)
3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011
Provision for loan losses $        64.0 $       63.0 $       31.0 $       16.0 $         4.0
Net charge offs $      109.9 $     108.2 $       53.4 $       44.5 $       30.2
ALLL/Total loans 4.22% 3.78% 3.59% 3.25% 2.96%
ALLL/Nonaccruals 71.72% 83.02% 93.07% 91.09% 99.09%
NPA/Assets 3.47% 2.84% 2.50% 2.33% 2.03%
Nonaccruals/Loans 5.88% 4.55% 3.86% 3.57% 2.99%
NCOs / Avg Loans 3.39% 3.41% 1.71% 1.37% 0.90%

Maintaining a Strong Capital Profile

3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011
ASBC Capital Ratios
Stockholders’ equity / assets 14.21% 14.50% 14.88% 13.60% 13.01%
Tangible common equity / tangible assets 8.03% 8.12% 8.42% 8.49% 8.77%
Tangible equity / tangible assets 10.41% 10.59% 10.93% 9.71% 9.07%
Tier 1 common equity / risk-weighted assets 12.31% 12.26% 12.65% 12.61% 12.44%
Tier 1 leverage ratio 10.78% 11.19% 11.65% 10.46% 9.62%
Tier 1 risk-based capital ratio 17.68% 17.58% 18.08% 16.03% 14.35%
Total risk-based capital ratio 19.16% 19.05% 19.56% 17.50% 15.81%

TARP Repayment
•
Completed the repurchase of remaining TARP funds primarily through senior note and preferred stock offerings
•
OCC Memorandum of Understanding terminated
– Bank-level capital and dividend constraints removed
16
TARP Repayment in a Shareholder-friendly Manner
Relative Shareholder Friendliness Scale
$430 mm
Senior Notes
$65 mm
8% Retail Preferred
~$30 mm
Cash-on-hand
$0 mm
No Common Stock

Summary

– Strong, stable Midwestern franchise; well positioned for growth
– Execution of our strategic initiatives and continued loan growth
– Strong balance sheet with ample liquidity
– Solid long-term strategy to reduce and manage risk
– Improved systems, processes, and procedures for credit improvement
– Exited TARP in a shareholder-friendly manner
2011 – Poised for Revenue Growth and Earnings Expansion
– Continuing to invest in our brand, our footprint, and our people
– Our customer centric investments will provide attractive returns
– Strong headwinds impacting margins and fee income
– Opportunities to capitalize on pending disruptions in our markets
(M&I, competitor fall-out, and retrenchment)

Appendix
• Deposit Portfolio
• Investment Securities Portfolio
• Loan Portfolio
– Residential Mortgages
– Home Equity
– Investor Commercial Real Estate
– Construction Loans
– Commercial & Business Lending Loans
• Credit Details
– See attached press release financial tables

Strong and Low Cost Funding Profile

($ in thousands)
Cost of Funds
Jun 30, 2011 Sep 30, 2011 $ Change % Change 3Q 2011
Demand 3,218,722 $    3,711,570 $    492,848     15%
Savings 1,007,337       1,013,195       5,858          1% 0.11%
Interest-bearing demand 1,931,519       2,071,627       140,108     7% 0.18
Money market 4,982,492       5,205,401       222,909     4% 0.30
Brokered CDs 316,670          203,827          (112,843)    -36% 1.29
Other time deposits 2,609,310       2,576,790       (32,520)      -1% 1.50
     Total deposits 14,066,050     14,782,410     716,360     5% 0.56
Customer repo sweeps 930,101          871,619          (58,482)      -6%
Customer repo term 1,147,938       1,141,450       (6,488)         -1%
     Total customer funding 2,078,039       2,013,069       (64,970)      -3%
Total Deposits and Customer Funding 16,144,089     16,795,479     651,390     4%
Network transaction deposits 824,003          875,630          51,627        6%
Brokered CDs 316,670          203,827          (112,843)    -36% 1.29
    Total Networked and Brokered Deposits 1,140,673       1,079,457       (61,216)      -5%
Net Customer Deposits and Funding 15,003,416 $  15,716,022 $  712,606     5%
Jun 11 vs Sep 11
Period End Deposit and Customer Funding Composition

Managing the Cost of Funds and Customer Funding Levels

Cost of Money Market Deposits
Cost of Interest-Bearing Liabilities
$6.8b $6.0b $5.1b $5.0b $5.1b
$16.4b $15.5b $14.9b $15.3b $15.2b
Net Customer Deposits and Funding
($ in billions)
0.54%
0.47%
0.37%
0.33%
0.30%
3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011
1.03%
0.98%
0.89%
0.91%
0.83%
3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011
$14.6
$14.2
$14.7
$15.0
$15.7
3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011

Appendix
• Deposit Portfolio
• Investment Securities Portfolio
• Loan Portfolio
– Residential Mortgages
– Home Equity
– Investor Commercial Real Estate
– Construction Loans
– Commercial & Business Lending Loans
• Credit Details
– See attached press release financial tables

High Quality Investment Securities Portfolio

Investment Portfolio – September 30, 2011
Market Value Composition – September 30, 2011
Portfolio Composition Ratings – September 30, 2011
Type Bk Value
(000’s)
Mkt Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt &
Agencies
$     26,290 $     26,318 0.68 0.53
MBS 1,455,622 1,559,143 4.58 1.26
CMOs
2,717,182 2,754,018 2.49 1.46
Municipals 782,806 827,385 5.74 4.89
ABS
213,955 213,234 0.41 0.23
Corporates 63,074 62,005 1.33 0.41
Other
9,813 11,713 --- ---
TOTAL AFS $5,268,742 $5,453,816 3.44 1.85
Credit Rating
(& in millions)
Mkt Value % of Total
Govt & Agency
$       4,294,998 78.8%
AAA 228,369 4.2%
AA 757,144 13.9%
A 89,933 1.6%
BAA1, BAA2 & BAA3 17,731 0.3%
BA1 & Lower 41,596 0.8%
Non-rated 24,045 0.4%
Total $5,453,816 100.0%
MBS
29%
CMOs
50%
Municipals
15%
ABS
4%
All Other
1%
Govt &
Agencies
1%

Appendix
• Deposit Portfolio
• Investment Securities Portfolio
• Loan Portfolio
– Residential Mortgages
– Home Equity
– Investor Commercial Real Estate
– Construction Loans
– Commercial & Business Lending Loans
• Credit Details
– See attached press release financial tables

Loan Portfolio Trends

($ in thousands)
Cost of Funds
Jun 30, 2011 Sep 30, 2011 $ Change % Change 3Q 2011
Commercial and industrial 3,202,301 $    3,360,502 $    158,201     5%
Lease financing 54,001             54,849             848             2%
Commercial real estate - owner occupied 1,030,060       1,068,616       38,556        4%
     Commerical and business lending 4,286,362       4,483,967       197,605     5%
Commercial real estate - investor 2,393,626       2,481,411       87,785        4%
Real estate - construction 533,804          554,024          20,220        4%
     Commercial real estate lending 2,927,430       3,035,435       108,005     4%
        Total commercial 7,213,792       7,519,402       305,610     4% 4.28%
Home equity 2,594,029       2,571,404       (22,625)      -1%
Installment 589,714          572,243          (17,471)      -3%
     Total retail 3,183,743       3,143,647       (40,096)      -1% 4.78
     Residential mortgage 2,692,054       2,840,458       148,404     6% 4.09
Total Loans 13,089,589 $  13,503,507 $  413,918     3% 4.36
Jun 11 vs Sep 11
Period End Loan Composition

Residential Mortgage and Home Equity

Residential Mortgage portfolio of $2.8 billion
21% of Total Loans, at Sept. 30, 2011
Portfolio Mortgage Balance by State
Home Equity portfolio of $2.6 billion
19% of Total Loans, at Sept. 30, 2011
Home Equity Balance by State
Home Equity NCOs by State Portfolio Mortgage NCOs by State
Wisconsin
58%
Illinois
26%
Minnesota
8%
Other
8%
Wisconsin
66%
Illinois
16%
Minnesota
18%
Wisconsin
71%
Illinois
16%
Minnesota
11%
Other
2%
Wisconsin
56%
Illinois
20%
Minnesota
24%

Investor Commercial Real Estate and Construction

Investor CRE portfolio of $2.5 billion
18.4% of Total Loans, at Sept. 30, 2011
Investor CRE Loans by State
Construction portfolio of $554 million
4% of Total Loans, at Sept. 30, 2011
Construction Loans by State
Construction Loans by Collateral Investor CRE Loans by Collateral
Wisconsin
53%
Illinois
19%
Minnesota
16%
Other
7%
Missouri
3%
Florida
2%
Office/Mixed Use
28%
Multi -Family
26%
Retail
21%
Other
10%
Industrial
9%
Hotel/Motel
5%
Single
Family/Condo
1%
Land
0%
Wisconsin
35%
Illinois
31%
Minnesota
17%
Colorado
8%
Other
6%
Missouri
3%
Retail
29%
Land
27%
Single
Family/Condo
12%
Other
9%
Multi -Family
9%
Office
6%
Industrial
4%
Mixed Use
4%

Commercial & Business Lending Loans by State
Commercial & Business Lending Loans

Commercial & Business Lending portfolio of $4.4 billion, or 33% of Total Loans, at Sept. 30, 2011
Commercial & Business Lending Loans by Collateral
Wisconsin
45%
Illinois
22%
Minnesota
17%
Other
16%
Other
23%
Manufacturing
21%
Real Estate &
Rental/Leasing
14%
Finance &
Insurance
11%
Wholesale Trade
10%
Retail Trade
8%
Health Care &
Social Assistance
6%
Professional,
Scientific , &
Technical
Services, 5%
Transportation &
Warehousing
3%

Appendix
• Deposit Portfolio
• Investment Securities Portfolio
• Loan Portfolio
– Residential Mortgages
– Home Equity
– Investor Commercial Real Estate
– Construction Loans
– Commercial & Business Lending Loans
• Credit Details
– See attached press release financial tables

Continuing Decline in Potential Problem Loans

3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011
YoY
Change
Commercial and industrial
$      373,955
(45%)
Commercial real estate
553,126 492,778 465,376 382,056 392,737
(29%)
Real estate - construction
175,817 91,618 70,824 63,186 37,155
(79%)
Lease financing
2,302 2,617 1,705 1,399 507
(78%)
Total commercial
1,105,200 941,297 886,854 676,048 637,750
(42%)
Home equity
6,495 3,057 4,737 4,515 4,975
(23%)
Installment
692 703 230 216 272
(61%)
Total retail
7,187 3,760 4,967 4,731 5,247
(27%)
Residential mortgage
19,416 18,672 19,710 18,575 16,550
(15%)
Total Potential Problem Loans
$ 1,131,803 $    963,729 $    911,531 $     699,354 $     659,547
(42%)
($ in millions)
$     348,949 $     229,407 $     207,351 $     354,284